UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Live Ventures Incorporated
(Name of Registrant as Specified in Its Charter)

_______________________________________________

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Table of Contents

LIVE VENTURES INCORPORATED

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 24, 2018

June 25, 2018

Dear Common Stock and Series B Convertible Preferred Stock Stockholders:

Please join us for Live Ventures Incorporated’s 2018 Annual Meeting of Stockholders of on Tuesday, July 24, 2018, at 10:00 a.m., Pacific time, at our corporate offices located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. The Annual Meeting is being held to:

1.	elect five directors to our Board of Directors;

2.	ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

3.	transact such other business that may properly come before the meeting and any adjournments thereof.

Only holders of our common stock and Series B Convertible Preferred Stock of record at the close of business on June 18, 2018 are entitled to receive notice of and to vote at the meeting or any adjournment thereof. Note that we have enclosed with this notice (i) our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as amended, and (ii) a Proxy Statement.

Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, by telephone or by completing, signing and promptly returning a proxy card or you may vote in person at the Annual Meeting. Voting online, by telephone or by returning your proxy card does not deprive you of your right to attend the Annual Meeting.

By Order of the Board of Directors,

Jon Isaac
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 24, 2018: The Proxy Statement and Annual Report are available at www.proxydocs.com/LIVE.

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Live Ventures Incorporated

325 East Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(702) 939-0231

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 24, 2018

This Proxy Statement relates to the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Live Ventures Incorporated (“Live Ventures” or the “Company”). The Annual Meeting will be held on Tuesday, July 24, 2018 at 10:00 a.m. Pacific time, at our corporate offices located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by Live Ventures’ Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about June 25, 2018.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, holders of our common stock and Series B Convertible Preferred Stock (the “Series B Stock”) will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including (i) the election of five directors to the Board and (ii) the ratification of the Audit Committee’s appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

What are the Board’s recommendations?

The Board recommends a vote:

•	FOR election of the nominated slate of directors; and

•	FOR the ratification of the Audit Committee’s appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Who is entitled to attend and vote at the Annual Meeting?

Only holders of our common stock and Series B Stock of record at the close of business on the record date, June 18, 2018, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on June 18, 2018, the record date, there were issued, outstanding and entitled to vote (i) 1,984,016 shares of our common stock, par value $0.001 per share, each of which is entitled to one vote and (ii) 214,244 shares of our Series B Stock, each of which is entitled to five votes per share.

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How do I vote my shares if they are registered directly in my name?

We offer four methods for you to vote your shares at the annual meeting. While we offer four methods, we encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods for the Company. We also recommend that you vote as soon as possible, even if you are planning to attend the annual meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares through the Internet or by telephone, there is no need for you to mail your proxy card.

You may (i) vote in person at the annual meeting or (ii) authorize the persons named as proxies on the enclosed proxy card, Jon Isaac and Virland A. Johnson, to vote your shares by returning the enclosed proxy card by mail, through the Internet or by telephone.

•	By Internet: Go to www.proxypush.com/LIVE. Have your proxy card available when you access the web site. You will need the control number from your proxy card to vote.

•	By telephone: Call (866) 390-5229 toll-free (in the United States, U.S. territories and Canada) on a touch-tone telephone. Have your proxy card available when you call. You will need the control number from your proxy card to vote. Cumulative voting cannot be accepted by telephone. If you wish to participate in cumulative voting, you must use one of the other three methods of voting (in person at the annual meeting, by Internet or by mail).

•	By mail: Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.

How do I vote my shares if they are held in the name of my broker (street name)?

If your shares of common stock or Series B Stock are held by your broker, bank or other nominee, or its agent (“Broker”) in “street name,” you will receive a voting instruction form from your Broker asking you how your shares should be voted. You should contact your Broker with questions about how to provide or revoke your instructions.

If you hold your shares in “street name” and do not provide specific voting instructions to your Broker, a “broker non-vote” will result with respect to Proposal 1. Therefore, it is very important to respond to your Broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.

What if I vote and then change my mind?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by either (i) filing with our Corporate Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

If you hold your shares in “street name,” refer to the voting instructing form provided by your Broker for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.

How can I get more information about attending the Annual Meeting and voting in person?

The Annual Meeting will be held on Tuesday, July 24, 2018 at 10:00 a.m. Pacific time, at our corporate offices located at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact Live Ventures at (702) 997-5968.

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If you hold your shares in “street name,” please bring an account statement or letter from the applicable Broker, indicating that you are the beneficial owner of the shares as of the record date if you would like to gain admission to the Annual Meeting. In addition, if you hold your shares in “street name” and desire to actually vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your Broker. For more information about obtaining such a proxy, contact your Broker.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. Broker non-votes will also be counted for purposes of determining whether a quorum is present.

What vote is required to approve each item?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The five persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Stockholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Ratification of Auditors. The ratification of the Audit Committee’s appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018 will be approved if a majority of the votes cast at the Annual Meeting are voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to the ratification of our independent auditors.

Can I dissent or exercise rights of appraisal?

Under Nevada law, holders of our common stock are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

Where can I access this Proxy Statement and the related materials online?

The Proxy Statement and our Annual Report to Stockholders are available at http://www.proxydocs.com/LIVE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 1, 2018 of (i) each executive officer and each director of our Company; (ii) all executive officers and directors of our Company as a group; and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock or Series B Stock. We deem shares of our common stock and Series B Stock that may be acquired by an individual or group within 60 days of June 1, 2018, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 1,860,059 shares of common stock and 214,244 shares of Series B Stock outstanding on June 1, 2018. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Stock Unless Otherwise Noted)	Percentage of Class

Executive Officers and Directors:
Jon Isaac (1)	1,526,536	58.1%
Tony Isaac (2)	75,000	3.7%
Richard D. Butler, Jr.	15,478	*
Dennis (De) Gao	12,671	*
Tyler Sickmeyer	–	*
Timothy Bailey	–	*
Rodney Spriggs (3)	4,167	*
All Executive Officers and Directors as a group (9 persons)	1,641,852	60.5%

Other 5% Stockholders:
Isaac Capital Group, LLC (4) 3525 Del Mar Heights Rd. Suite 765 San Diego, California 92130	1,381,905	54.2%

_________________________

*Represents less than 1% of our issued and outstanding common stock.

(1)	Includes 158,356 shares of Series B Stock that are convertible into 791,780 shares of common stock owned by Isaac Capital Group, LLC (“ICG”), of which Jon Isaac is the President and sole member and accordingly has sole voting and dispositive power with respect to such shares. Also includes warrants to purchase 590,146 additional shares of common stock at exercise prices ranging from $3.32 to $5.70 per share held by ICG. Jon Isaac owns 69,631 shares of common stock. In addition, Jon Isaac holds options to purchase up to 75,000 shares of common stock at exercise prices ranging from $5.00 to $10.00 per share, all of which are fully vested and exercisable.

(2)	Includes options to purchase 75,000 shares of common stock at an exercise price of $15.18.

(3)	Includes options to purchase 4,167 shares of common stock at an exercise price of $10.86 per share.

(4)	Includes 158,356 shares of Series B Preferred Stock that are convertible into 791,780 shares of common stock owned by ICG. Also includes warrants to purchase 590,146 additional shares of common stock at exercise prices ranging from $3.32 to $5.70 per share held by ICG. ICG converted the 791,759 shares of common stock to 158,333 shares of Series B Preferred Convertible Stock and the warrants to purchase of 590,146 shares to 118,029 shares the Series B Preferred Convertible Stock. The Series B Preferred Convertible Stock and the underlying shares of common stock (791,780 and 590,146 warrant shares) are subject to a lock-up agreement with the issuer that expires on December 31, 2021.

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ELECTION OF DIRECTORS
(Proposal No. 1)

General

Live Ventures’ Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than nine directors (with the precise number of directors to be established by resolution of the Board), each of whom is elected annually. Currently, there are five members of the Board. The Board has determined that five directors will be elected at the 2018 Annual Meeting and has nominated each of the five incumbent directors for re-election. Each director is to be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. If a director resigns or otherwise is unable to complete his term of office, the Board may elect another director for the remainder of the departing director’s term.

The Board has no reason to believe that the nominees will not serve if elected, but if they should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

Vote Required

If a quorum is present at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to the Board.

Nominees for Election to the Board of Directors in 2018

The Board’s nominees are listed below. The Board recommends that you vote FOR the election of each of Messrs. Jon Isaac, Tony Isaac, Butler, Gao, and Sickmeyer.

Jon Isaac, 35

Mr. Jon Isaac has served as a director of our Company since December 2011 and became our President, Chief Executive Officer and Chief Financial Officer in January 2012. He is the founder of Isaac Organization, a privately held investment company. At Isaac Organization, Mr. Isaac has closed a variety of multi-faceted real estate deals and has experience in aiding public companies to implement turnarounds and in raising capital. Mr. Isaac studied Economics and Finance at the University of Ottawa, Canada.

Specific Qualifications:
•	Relevant educational background and business experience.
•	Experience in aiding public companies to implement turnarounds and in raising capital.

Tony Isaac, 63	Mr. Tony Isaac has served as a director of our Company since December 2011 and began serving as the Company’s Financial Planning and Strategist/Economist in July 2012. Mr. Isaac’s specialty is egotiation and problem-solving of complex real estate and business transactions. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics.

Specific Qualifications:
•	Relevant educational background and business experience.
•	Experience in negotiation and problem-solving of complex real estate and business transactions.

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Richard D. Butler, Jr., 68 Audit Committee Member Compensation Committee Chairman Corporate Governance and Nominating Committee Chairman

Mr. Butler is Chairman of the Corporate Governance and Nominating Committee and the Compensation Committee and has served as a director and member of the Audit Committee of our Company since August 2006 (including YP.com from 2006-2007). He is a veteran savings and loan and mortgage banking executive, co-founder and major shareholder of Aspen Healthcare, Inc. and Ref-Razzer Corporation, former Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer & Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California and Southern Oregon State College.

Specific Qualifications:
•	Relevant educational background and business experience.
•	Extensive experience as Chief Executive Officer for several companies in the banking and finance industries.
•	Experience as a public company director.
•	Experience in workouts and restructurings, mergers, acquisitions, business development, and sales and marketing.
•	Background and experience in finance required for service on Audit Committee.

Dennis (De) Gao, 38 Audit Committee Chairman Compensation Committee Member Corporate Governance and Nominating Committee Member	Mr. Gao is the Chairman of the Audit Committee and has served as a director of our Company since January 2012. In July 2010, Mr. Gao co-founded and became the CFO at Oxstones Capital Management, a privately held company and a social and philanthropic enterprise, serving as an idea exchange for the global community. Prior to establishing Oxstones Capital Management, from June 2008 until July 2010, Mr. Gao was a product owner at Procter and Gamble for its consolidation system and was responsible for the Procter and Gamble’s financial report consolidation process. From May 2007 to May 2008, Mr. Gao was a financial analyst at the Internal Revenue Service's CFO division. Mr. Gao has a dual major Bachelor of Science degree in Computer Science and Economics from University of Maryland, and an M.B.A. specializing in finance and accounting from Georgetown University’s McDonough School of Business.

Specific Qualifications:
•	Relevant educational background and business experience.
•	Background and experience in finance required for service on Audit Committee.
•	Experience having ultimate responsibility for the preparation and presentation of financial statements.
•	“Audit Committee Financial Expert” for purposes of SEC rules and regulations.

Tyler Sickmeyer, 32 Audit Committee Member Compensation Committee Member Corporate Governance and Nominating Committee Member	Mr. Sickmeyer has served as a director of our Company and as a member of the Audit Committee since August 11, 2014. In August 2008, Mr. Sickmeyer founded and since that time has served as the CEO of Fidelitas Development, a full-service marketing firm that focuses on producing an improved return on investment rate for its clients. Mr. Sickmeyer has provided consulting services to a variety of companies, large and small alike, and specializes in creating efficiencies for developing brands. Mr. Sickmeyer studied business at Robert Morris University and Lincoln Christian University.

Specific Qualifications:
•	Over a decade of experience in marketing, including promotion and brand development through the use of social media marketing.

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Certain Family Relationships

Jon Isaac, who is a director and serves as our President and Chief Executive Officer, is the son of Tony Isaac, who is also a director and serves as our Financial Planning and Strategist/Economist.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director during the past ten years.

EXECUTIVE OFFICERS

Set forth below is certain information regarding each of our current executive officers as of June 1, 2018, other than Jon Isaac, whose biographical information is presented under “Nominees for Election to the Board of Directors in 2018.”

Virland A. Johnson, 57

Mr. Johnson became our Chief Financial Officer on January 3, 2017. Mr. Johnson joined the Company in November 2016 as a consultant. Mr. Johnson was Sr. Director of Revenue for JDA Software for six years prior to joining the Company, where he was responsible for revenue recognition determination, sales and contract support while acting as a subject matter expert. Prior to joining JDA, Mr. Johnson provided leadership and strategic direction while serving in C-Level executive roles in public and privately held companies such as Cultural Experiences Abroad, Inc., Fender Musical Instruments Corp., Triumph Group, Inc., Unitech Industries, Inc. and Younger Brothers Group, Inc. Mr. Johnson’s more than 25 years of experience is primarily in the areas of process improvement, complex debt financings, SEC and financial reporting, turn-arounds, corporate restructuring, global finance, merger and acquisitions and returning companies to profitability and enhancing shareholder value. Early on in his career, Mr. Johnson worked in public accounting while attending Arizona State University. Mr. Johnson holds a Bachelor’s degree in Accountancy from Arizona State University, and is a licensed Certified Public Accountant in Arizona.

Tim Bailey, 70	Mr. Bailey is CEO of Marquis. Mr. Bailey has 46 years of leadership experience in the floorcovering industry, including 23 years with Marquis Industries. Mr. Bailey holds a CPA license and spent the first 17 years of his career in a carpet industry-focused public accounting firm. In 1988, he left public accounting to become a shareholder and Executive VP / CFO of Grassmore, Inc., which manufactured grass carpet. Mr. Bailey installed the internal financial controls and helped Grassmore grow and oversaw its successful sale to Beaulieu of America in 1992. Mr. Bailey consulted with Beaulieu for two years before acquiring Marquis Industries in 1994. Marquis was small and struggling at the time of Mr. Bailey’s acquisition. He was able to build a strong leadership team and turn the company into a top 10 residential carpet manufacturer in the US with a diversified product line of soft and hard surfaces for the residential and commercial markets.

Rodney Spriggs, 51	Mr. Spriggs is President and CEO of Vintage Stock. Mr. Spriggs joined Vintage Stock as General Manager in January 1990 and has served as President of Vintage Stock since 2002 and President of Moving Trading Company since 2006. He received a Bachelor’s degree in Business Administration and a minor in marketing from Missouri Southern State University. Mr. Spriggs gained experience in the specialty retail business by selling baseball and other sports cards in his own retail store to pay his way through college. In addition to corporate oversight, Mr. Spriggs is responsible for new market openings, the specialty retail site selection, lease negotiation and product acquisitions.

Michael J. Stein, 44	Mr. Stein joined the Company as Senior Vice President and General Counsel in October 2017. Mr. Stein most recently served as a partner at the law firm of DLA Piper LLP (US) where, since April 2016 and from April 2005 through June 2012, he advised public companies on corporate governance matters, debt and equity securities offerings (including several initial public offerings) and merger and acquisition transactions. Prior to rejoining DLA Piper in April 2016, Mr. Stein served as Associate Chief Counsel – Transactional at Caesars Entertainment Corporation (NASDAQ: CZR) and Senior Vice President, Deputy General Counsel at Everi Holdings Inc. (NYSE: EVRI). Mr. Stein holds a Juris Doctor from the University of Maryland and Bachelor’s and Master’s degrees in Accounting from the University of Florida.

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CORPORATE GOVERNANCE

How often did the Board meet during fiscal 2017?

The Board met seven times during fiscal 2017, either telephonically or in person. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2017.

Who are the Board’s “independent” directors?

Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Listing Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company’s Board of Directors is a director or executive officer.

After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Messrs. Butler, Gao, and Sickmeyer, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

How can our stockholders communicate with the Board?

Stockholders and others interested in communicating with the Board may do so by writing to Board of Directors, Live Ventures Incorporated, 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

What is the leadership structure of the Board?

Mr. Jon Isaac, our Chief Executive Officer, also serves as Chairman of the Board. Currently, the Board does not have a Lead Independent Director. Although the Board assesses the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of the Board, as well as the background and experience of management.

What is the Board’s role in risk oversight?

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention. The Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company. The Board also oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants. The Corporate Governance and Nominating Committee considers risks related to succession planning and considers risk related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements. The Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees. The Board does not believe that its process for risk oversight should affect its leadership structure (i.e., whether it may combine the Chairman and CEO roles in the future) because Board committees (comprised entirely of independent directors) play the central role in risk oversight.

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What committees has the Board established?

The Board has an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which is a separately-designated standing committee of the Board. Each committee has a charter.

Audit Committee. The purpose of our Audit Committee is to assist our Board of Directors in overseeing (i) the integrity of our Company’s accounting and financial reporting processes, the audits of our financial statements, as well as our systems of internal controls regarding finance, accounting, and legal compliance; (ii) our Company’s compliance with legal and regulatory requirements; (iii) the qualifications, independence and performance of our independent public accountants; (iv) our Company’s financial risk; and (v) our Company’s internal audit function. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent public accountants, and our management. Messrs. Gao (Chairman), Butler and Sickmeyer currently serve on our Audit Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. Gao is an “audit committee financial expert” as defined under SEC rules and regulations and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Board has adopted a charter for the Audit Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Audit Committee met five times, either telephonically or in person, during fiscal 2017.

Compensation Committee. The purpose of the Compensation Committee is to (i) discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and (iii) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. During fiscal 2017, Messrs. Butler (Chairman), Gao and Sickmeyer served on the Compensation Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. In addition, each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has adopted a charter for the Compensation Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Compensation Committee met three times, either telephonically or in person, during fiscal 2017.

Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is to (i) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies on the board; (ii) develop and recommend to the Board a set of corporate governance principles applicable to our Company; and (iii) oversee the evaluation of the Board and our Company’s management. During fiscal 2017, Messrs. Butler (Chairman), Gao, and Sickmeyer served on the Corporate Governance and Nominating Committee. Each member of the committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is posted on our website at ir.livedeal.com/governance-documents. The Corporate Governance and Nominating Committee met one time during fiscal 2017.

What are the procedures of the Corporate Governance and Nominating Committee in making nominations?

The Corporate Governance and Nominating Committee establishes and periodically reviews the criteria and qualifications for board membership and the selection of candidates to serve as directors of our Company. In determining whether to nominate a candidate for director, the Corporate Governance and Nominating Committee considers the following criteria, among others:

•	the candidate’s integrity and ethical character;

•	whether the candidate is “independent” under applicable SEC and NASDAQ rules and regulations;

•	whether the candidate has any conflicts of interest that would materially impair his or her ability to exercise independent judgment as a member of the Board or otherwise discharge the fiduciary duties owed by a director to Live Ventures and our stockholders; and

•	the candidate’s ability to represent all of our stockholders without favoring any particular stockholder group or other constituency of Live Ventures.

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The committee has the authority to retain a search firm to identify director candidates and to approve any fees and retention terms of the search firm’s engagement, although the committee has not recently engaged such a firm.

Although the committee has not specified any minimum criteria or qualifications that each director must meet, the committee conducts its nominating process in a manner designed to ensure that the Board continues to meet applicable requirements under SEC and NASDAQ rules (including, without limitation, as they relate to the composition of the Audit Committee).

The Board is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving our Company the benefit of the familiarity and insight into our Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board, and who consent to continue their service on the Board.

What are our policies and procedures with respect to director candidates who are nominated by security holders?

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders under criteria similar to those used to evaluate candidates nominated by the committee (including those listed above). In considering the potential candidacy of persons recommended by stockholders, however, the committee may also consider the size, duration and any special interest of the recommending stockholder (or group of stockholders) in Live Ventures’ common stock.

Stockholders who desire to recommend a nominee for election to the Board must follow the following procedures:

•	Recommendations must be submitted to the Company in writing, addressed to our Principal Financial Officer at the Company’s principal headquarters.

•	Recommendations must include all information reasonably deemed by the recommending stockholder to be relevant to the committee’s consideration, including (at a minimum):

•	the name, address and telephone number of the potential candidate;

•	the number of shares of Live Ventures’ common stock owned by the recommending stockholder (or group of stockholders), and the time period for which such shares have been held;

•	if the recommending stockholder is not a stockholder of record according to the books and records of the Company, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder;

•	a statement from the recommending stockholder as to whether s/he has a good faith intention to continue to hold the reported shares through the date of Live Ventures’ next annual meeting (at which the candidate would be elected to the Board);

•	with respect to the recommended nominee:

•	the information required by Item 401 of Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five-year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);

•	the information required by Item 404 of Regulation S-K (generally providing for disclosure of transactions in which Live Ventures l was or is to be a participant involving more than $120,000 and in which the nominee had or will have any direct or indirect material interest and certain other types of business relationships with Live Ventures);

•	a description of all relationships between the proposed nominee and the recommending stockholder and any arrangements or understandings between the recommending stockholder and the nominee regarding the nomination;

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•	a description of all relationships between the proposed nominee and any of Live Ventures’ competitors, customers, suppliers, labor unions or other persons with special interests regarding Live Ventures;

•	a description of the contributions that the nominee would be expected to make to the Board and the governance of Live Ventures; and

•	a statement as to whether, in the view of the stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Live Ventures.

•	The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee and other Board members and, if elected, to serve as a director of Live Ventures.

•	A stockholder nomination must be received by Live Ventures, as provided above, not later than 120 calendar days prior to the first anniversary of the mailing date of the proxy statement for the prior annual meeting.

•	If a recommendation is submitted by a group of two or more stockholders, the information regarding the recommending stockholders must be submitted with respect to each stockholder in the group (as the term group is defined under SEC regulations).

Does the Board have a policy on director attendance at the Annual Meeting?

The Board does not have a formal policy regarding director attendance at the Company’s annual meeting of stockholders, but all directors are encouraged to attend. All of our directors who were standing for re-election at our 2017 Annual Meeting attended that meeting, either in person or via teleconference. All directors standing for re-election this year anticipate attending the Annual Meeting, either in person or via teleconference.

How are our directors compensated?

Jon Isaac, who is a director and also an employee of the Company does not receive any separate compensation in connection with his Board service. Our non-employee directors generally receive a $25,000 annual retainer, although we make different arrangements with certain of our non-employee directors from time to time. Our committee chairpersons generally receive an additional annual retainer (equal to $10,000 for the Lead Director and Audit Committee Chairman, and $5,000 for the chairpersons of the other committees). In the event that the Chairman of the Board is a non-employee director, we also pay such person an additional retainer. We reimburse directors for reasonable expenses related to their Board service. For more information about the compensation paid or provided to our directors during fiscal 2017, please refer to the “Director Compensation” section of this Proxy Statement.

Does the Company have a Code of Ethics?

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of our Company, including the Chief Executive Officer and other principal financial and operating officers of the Company. The Code of Business Conduct and Ethics is posted on our website at ir.live-ventures.com/governance-documents. If we make any amendment to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on Form 8-K or on our website.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who own at least 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.

Based solely on our review of copies of such reports and written representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the fiscal year ended September 30, 2017.

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RELATED PARTY TRANSACTIONS

Mezzanine Loan from Isaac Capital Fund

In connection with the purchase of Marquis Industries Inc., the Company entered into a mezzanine loan in an amount of up to $7,000,000 provided by Isaac Capital Fund, a private lender whose managing member is Jon Isaac, the chief executive officer of the Company.

The Isaac Capital Fund mezzanine loan bears interest at 12.5% with payment obligations of interest each month and all principal due in January 2021 (six months after the final payments are due under the Bank of America Term and Revolving Loan). As of September 30, 2017, there was $2,000,000 outstanding on this mezzanine loan.

ICG Note and Warrants

On January 23, 2014, the Company issued a note to Isaac Capital Group (“ICG”), a related party, in the principal amount of $500,000. Because the conversion price of $13.74 was less than the stock price, this gave rise to a beneficial conversion feature valued at $500,000. The Company recognized this beneficial conversion feature as a debt discount and additional paid in capital. The debt discount is being amortized over the one-year term. On December 3, 2014, ICG converted the note into 112,395 shares of common stock, therefore the remaining debt discount of $158,219 was written off and recognized as interest expense. In addition, upon the conversion of note, the Company issued to ICG a warrant to acquire 112,395 additional shares of the Company’s common stock at an exercise price of $5.70 per share. The fair value of the warrants issued in connection with the conversion of note was $1,853,473 and was immediately recognized as interest expense. Memorializing a transaction that was approved in August 2017, on January 16, 2018, we entered into an amendment to warrants with Isaac Capital Group, LLC which amends the expiration date of certain warrants issued to Isaac Capital Group, LLC to provide that if the specified warrant remains unexercised on the expiration date, then the expiration date shall be automatically extended for a period of two years from such date.

Customer Connexx

Customer Connexx LLC, a wholly owned subsidiary of Appliance Recycling Centers of America, Inc., sub-leases call center space from Live Ventures Incorporated in Las Vegas, Nevada. Total amount of sub-lease rent and common area charges was $164,516 for fiscal year ended September 30, 2017.

Procedures for Approval of Related Party Transactions

In accordance with its charter, the Audit Committee reviews and recommends for approval all related party transactions (as such term is defined for purposes of Item 404 of Regulation S-K). The Audit Committee participated in the approval of the transactions described above.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “The Board of Directors and Certain Governance Matters — Committee Membership — Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements and internal control over financial reporting of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committee.” In addition, the Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as amended, filed with the SEC.

The Audit Committee
Dennis (De) Gao, Chairman
Richard D. Butler, Jr.
Tyler Sickmeyer

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Form 10-K with respect to the compensation of our named executive officers (in this CD&A, referred to as the “NEOs”). For fiscal 2017, our NEOs were:

Jon Isaac, President and Chief Executive Officer

Tim Bailey, Chief Executive Officer of Marquis

Rodney Spriggs, President and Chief Executive Officer of Vintage Stock

The Compensation Committee

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) and the Company’s other executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board and administers the Company’s stock plans.

Role of Executives in Determining Executive Compensation

The Chief Executive Officer or other principal executive officer (currently, our President and Chief Executive Officer) provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including the Chief Executive Officer or other principal executive officer.

Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s compensation programs for its executive officers should reflect the Company’s performance and the value created for its stockholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to:

•	attract and retain the highest caliber executive officers;

•	drive achievement of business strategies and goals;

•	motivate performance in an entrepreneurial, incentive-driven culture;

•	closely align the interests of executive officers with the interests of the Company’s stockholders;

•	promote and maintain high ethical standards and business practices; and

•	reward results and the creation of stockholder value.

Factors Considered in Determining Compensation; Components of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, we utilize a combination of between two to four of the following types of compensation to compensate our executive officers:

•	base salary;

•	performance bonuses, which may be earned annually depending on the Company’s achievement of pre-established goals;

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•	cash bonuses given at the discretion of the Board; and

•	equity compensation, consisting of restricted stock and/or stock options.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Salaries are based on the following factors:

•	the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;

•	the performance of the particular executive in relation to established goals or strategic plans; and

•	competitive levels of compensation for executive positions based on information drawn from compensation surveys and other relevant information.

Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Restricted stock is granted under the Company’s stockholder-approved equity incentive plan(s) and is priced at 100% of the closing price of the Company’s common stock on the date of grant. Incentive and/or non-qualified stock options are generally granted under the Company’s stockholder-approved equity incentive plan(s), as well, with the exercise price of such options set at 100% of the closing price of the Company’s common stock on the date of grant. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company.

Use of Benchmarking and Compensation Peer Groups

The Compensation Committee did not utilize any benchmarking measure in fiscal 2017 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Salary increases are based on the terms of the NEOs’ employment agreements, if applicable, and correlated with the Board’s and the Compensation Committee’s assessment of each NEO’s performance. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company. Historically, the Compensation Committee has not used outside consultants in determining the compensation of the NEOs, and no such consultants were engaged during fiscal 2017.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

The intention of the Company has been to compensate the NEOs in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee has the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Code it determines that such compensation is in the best interests of the Company and its stockholders. For fiscal 2017, the Company expects to deduct all compensation expenses paid to the NEOs.

On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

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SUMMARY COMPENSATION TABLE

Name and principal				Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards (1)	Compensation		Total
Jon Isaac	2017	$200,000	$0	$0	$0	$54,000	(3)	$254,000
President and CEO	2016	$200,000	$0	$0	$13,465	$54,000	(3)	$213,465

Tim Bailey	2017	$225,000	$245,000	$0	$0	$12,000	(4)	$482,000
Chief Executive Officer	2016	$175,000	$0	$0	$0	$12,000	(4)	$187,000
of Marquis Industries, Inc.

Rodney Spriggs (2)	2017	$249,039	$0	$0	$54,780	$0		$303,819
President and Chief Executive Officer of Vintage Stock, Inc.	2016	$0	$0	$0	$0	$0		$0

____________

(1)	The amounts reflect the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. These amounts reflect Live Venture’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the NEOs. Please refer to Note 13, Stock-Based Compensation, in our consolidated financial statements included elsewhere in this Form 10-K for a discussion of the assumptions related to the calculation of such value.

(2)	Live Ventures acquired Vintage in November 2016 and therefore Mr. Spriggs was not employed by the Company in fiscal 2016.

(3)	"All Other Compensation" for Mr. Isaac includes $54,000 for each of 2017 and 2016, which was accrued by us for the reasonable housing allowance to which Mr. Isaac is entitled under his employment agreement.

(4)	“All Other Compensation” for Mr. Bailey includes $12,000 for each of 2017 and 2016, for the car allowance to which Mr. Bailey is entitled under this employment agreement.

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EMPLOYMENT AGREEMENTS

The Company entered into an employment agreement with Jon Isaac, its President and Chief Executive Officer, effective January 1, 2013, as amended on January 16, 2018. The agreement will expire on December 30, 2020. Mr. Isaac is entitled to a base annual salary in an amount of $200,000, payable in periodic installments in accordance with the Company’s regular payroll practices and subject to all applicable withholdings, including taxes. Mr. Isaac is eligible to receive an annual performance bonus at the sole discretion of the Compensation Committee of the Board or the entire Board. Mr. Isaac is entitled to reimbursement for all reasonable business expenses incurred by him in connection with his employment and the performance of his duties as our President and Chief Executive Officer, including a reasonable housing expense, not to exceed $7,000 per month. Mr. Isaac is eligible to participate fully in all health and benefit plans available to senior officers of the Company generally, as the same may be amended from time to time by the Board. Mr. Isaac’s employment terminates upon the first to occur of the following dates: (i) date of Mr. Isaac’s death; (ii) the date on which Mr. Isaac has experienced a Disability (as defined in his employment agreement), and we give Mr. Isaac notice of termination on account of Disability; (iii) the date on which Mr. Isaac has engaged in conduct that constitutes Cause (as defined in Mr. Isaac’s employment agreement), and we give Mr. Isaac notice of termination for Cause; (iv) the date on which Mr. Isaac voluntarily terminates his relationship with us; or (v) the date on which we give Mr. Isaac notice of termination for any reason other than the reasons set forth in clauses (i) through (iv) above. Upon termination of Mr. Isaac’s employment, we will have no further obligation to Mr. Isaac except that Mr. Isaac will be entitled to payment of any earned but unpaid salary through the date of termination and any unearned bonus in accordance with the terms of the employment agreement.

Marquis Industries, Inc., one of our subsidiaries, entered into an employment agreement with Timothy A. Bailey to employ him as its chief executive officer, effective as of July 6, 2015, and amended on January 16, 2018. The agreement will expire on December 31, 2018. From July 6, 2018 through December 31, 2018 (the “Extended Term”). Mr. Bailey will serve as an advisor to Marquis’ board of directors on an as-needed basis. Mr. Bailey is entitled to a base annual salary in an amount of $165,000, which was subsequently increased to $225,000, payable in periodic installments in accordance with Marquis’s customary payroll practices, and Marquis’s fringe benefits package. During the Extended Term, Mr. Bailey will be paid an aggregate of $150,000. Mr. Bailey is also entitled to receive a car allowance of $1,000 per month. Mr. Bailey is also eligible to participate in the Marquis Bonus Compensation Program, whereby cash bonuses are paid after the end of the fiscal year based on the attainment of certain actual EBITDA ranges of Marquis during the fiscal year. Except during the Extended Term, and as set forth in the employment agreement, as amended, Marquis may terminate Mr. Bailey for “cause” (as defined in Mr. Bailey’s employment agreement), or, in the event Mr. Bailey becomes permanently disabled or is prevented by injury or sickness from attention to his duties for six consecutive weeks or more, without “cause.” Mr. Baily may terminate his employment for “good reason” (as defined in Mr. Bailey’s employment agreement). Except during the Extended Term, and as set forth in the employment agreement, as amended, if Mr. Bailey terminates his employment for a good reason, Mr. Bailey will continue to receive his unpaid annual salary and fringe benefits package and be eligible to participate in the cash bonus incentive program for the remainder of the employment term. Mr. Bailey’s employment agreement also contains customary confidentiality, non-competition and non-disparagement provisions.

Vintage Stock, Inc., one of our subsidiaries, entered into an employment agreement with Rodney Spriggs to employ him as its President and Chief Executive Officer, effective November 3, 2016. The agreement will expire on November 3, 2021, provided that, on such date and each anniversary thereafter, the agreement is deemed to be automatically extended for successive periods of one year unless at least 90 days prior to the applicable anniversary, either Vintage Stock or Mr. Spriggs provides written notice of its intention not to extend the term of the agreement. Mr. Spriggs is entitled to a base annual salary in an amount of $270,000, payable in periodic installments in accordance with Vintage Stock’s customary payroll practices. For each complete fiscal year during the term, Mr. Spriggs is entitled to a bonus based upon the achievement of annual Vintage Stock performance goals established by the board of directors of Vintage Stock’s parent company. Mr. Spriggs is entitled to fringe benefits and perquisites consistent with the practices of Vintage Stock. If Mr. Spriggs is terminated by Vintage Stock without “cause” (as defined in Mr. Spriggs’ employment agreement) or Mr. Spriggs terminates his employment for “good reason” (as defined in his employment agreement), then Mr. Spriggs is entitled to, among other things, his base salary for a period of one year following the date of termination, payable in equal installments in accordance with Vintage Stock’s normal payroll practices and a pro-rata portion of his annual bonus in the fiscal year during which Mr. Spriggs was terminated. Mr. Spriggs’ employment agreement also contains customary confidentiality, non-competition and non-disparagement provisions.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes all stock options held by the NEOs as of the end of fiscal 2017.

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
Jon Isaac	25,000 (1)	$4.98	1/15/2019
	25,000 (1)	$7.50	1/15/2020
	25,000 (1)	$10.02	1/15/2021

Tim Bailey	–	$ –	–

Rodney Spriggs	4,167 (2)	$10.86	11/03/2021
	4,167 (2)	$10.86	11/03/2021
	4,167 (2)	$10.86	11/03/2021
	4,167 (2)	$10.86	11/03/2021

_______________

(1)	25,000 shares ($4.98 per share exercise price) vested on January 15, 2014. 25,000 shares ($7.50 per share exercise price) vested in 12 equal monthly installments beginning January 15, 2015. 25,000 shares ($10.02 per share exercise price) vested in 12 equal monthly installments beginning January 15, 2016.

(2)	16,668 shares, of which 4,167 vested on November 3, 2017, 4,167 will vest on November 3, 2018, 4,167 will vest on November 3, 2019, and 4,167 will vest on November 3, 2020.

DIRECTOR COMPENSATION

The following table summarizes compensation paid to each of our directors who served in such capacity during fiscal 2017. We have omitted from this table the columns for Stock Awards, Options Awards, Non-Equity Incentive Plan Compensation, and Nonqualified Deferred Compensation Earnings, as no amounts are required to be reported in any of those columns for any director during fiscal 2017.

None of our directors received separate compensation for attending meetings of our board of directors or any committees thereof. Our President and CEO, Jon Isaac, is the only director who is also an employee of Live Ventures. Jon Isaac is not entitled to separate compensation for his service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jon Isaac (1)	–	–	–
Richard D. Butler, Jr. (2)	30,000	–	30,000
Dennis Gao (3)	30,000	–	30,000
Tony Isaac (4)	34,000	–	34,000
Tyler Sickmeyer (5)	18,000	–	18,000

_____________________

(1) Mr. Jon Isaac is not entitled to receive compensation for his service on our Board of Directors.

(2) Mr. Butler receives $2,500 monthly, or $30,000 annually in cash compensation for his services as a director.

(3) Mr. Gao receives $2,500 monthly, or $30,000 annually in cash compensation for his services as a director.

(4) Mr. Tony Isaac receives $2,833 monthly, or $34,000 annually in cash compensation for his services as a director.

(5) Mr. Sickmeyer receives $1,500 monthly, or $18,000 annually in cash compensation for his services as a director.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes securities available for issuance under Live Venture’s equity compensation plans as of September 30, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	–	–	–

Equity compensation plans approved by security holders (2)	211,668	$13.19	258,332

Equity compensation plans not approved by security holders	–	–	–

Total	211,668	$13.19	258,332

_______________

(1)	Comprised of the LiveDeal, Inc. Amended and Restated 2003 Stock Plan

(2)	Comprised of the 2014 Omnibus Equity Incentive Plan

Live Ventures Incorporated Amended and Restated 2003 Stock Plan

During the fiscal year ended September 30, 2002, our stockholders approved the 2002 Employees, Officers & Directors Stock Option Plan (the “2002 Plan”), which was intended to replace our 1998 Stock Option Plan (the “1998 Plan”). The 2002 Plan was never implemented, however, and no options, shares or any other securities were issued or granted under the 2002 Plan. There were 90,000 shares of our common stock authorized for issuance under the 2002 Plan. On June 30, 2003 and July 21, 2003, respectively, the Board and a majority of our stockholders terminated both the 1998 Plan and the 2002 Plan and approved our 2003 Stock Plan. The 15,000 shares of common stock previously allocated to the 2002 Plan were re-allocated to the 2003 Stock Plan.

In April 2004, our stockholders and the Board approved an amendment to the 2003 Stock Plan to increase the aggregate number of shares available thereunder by 10,000 shares in order to have an adequate number of shares available for future grants. At our 2007 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan to 40,000 shares. At our 2008 Annual Meeting, our stockholders rejected an amendment that would have increased the number of shares available for issuance from 40,000 shares to 55,000 shares. At our 2009 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 30,000 shares, to 70,000 shares in the aggregate. At our 2012 Annual Meeting, our stockholders approved an amendment that increased the aggregate number of shares available for issuance under the 2003 Stock Plan by 100,000 shares, to 170,000 shares in the aggregate.

2014 Omnibus Equity Incentive Plan

On January 7, 2014, our Board of Directors adopted the 2014 Omnibus Equity Incentive Plan (the “2014 Plan”), which authorizes the issuance of distribution equivalent rights, incentive stock options, non-qualified stock options, performance stock, performance units, restricted ordinary shares, restricted stock units, stock appreciation rights, tandem stock appreciation rights and unrestricted ordinary shares to our officers, employees, directors, consultants and advisors. The Company has reserved up to 300,000 shares of common stock for issuance under the 2014 Plan.

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RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

The Audit Committee has selected SingerLewak LLP to serve as our independent registered public accounting firm for fiscal 2018.

Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of SingerLewak LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of SingerLewak LLP are expected to be present at the Annual Meeting via teleconference and they are expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted for the ratification of the selection of SingerLewak LLP unless you specify otherwise.

Audit and Other Fees

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the Company’s independent registered public accounting firm. All fiscal 2017 and 2016 non-audit services listed below were pre-approved.

Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and periodic reports that are filed with the SEC. This category also includes services performed for the preparation of responses to SEC and NASDAQ correspondence, travel expenses for our auditors, on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance.

We paid the following fees to our independent registered public accounting firm, BDO USA, LLP (“BDO”) for work performed in fiscal 2017 and Anton & Chia for work performed in in fiscal 2016:

	2017	2016
Audit Fees	$434,500	$253,128
Audit-Related Fees	–	2,132
Tax Fees	25,950	6,000
All Other Fees	–	–
Total	$460,450	$261,260

Attendance of Auditors at 2017 Annual Meeting

Representatives of BDO are not expected to be present at the Annual Meeting.

Vote Required

The ratification of the Audit Committee’s appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent auditors.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of

SingerLewak LLP as our independent registered public accounting firm for fiscal 2018.

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STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

To be considered for inclusion in our proxy materials relating to our 2019 Annual Meeting, stockholder nominations or other proposals must be received at our principal executive offices by February 25, 2019, which is 120 calendar days prior to the anniversary of the mailing date of the Company’s 2018 Proxy Statement. All stockholder proposals must be in compliance with applicable laws and regulations, including the provisions of Rule 14a-8 of the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2018 Annual Meeting.

Pursuant to Section 2.7 of the Company’s Amended and Restated Bylaws, any notice of a stockholder nomination or other proposal submitted outside of the process prescribed by Rule 14a-8 of the Exchange Act (i.e., proposals that are not to be included in the Company’s proxy statement and form of proxy) received after February 25, 2019 will be considered untimely. To be in proper written form, a stockholder’s notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” and “Compensation Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as amended, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 East Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF SENIOR VICE PRESIDENT, GENERAL COUNSEL, LIVE VENTURES INCORPORATED, AT (702) 997-5968 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

Live Ventures Incorporated

Jon Isaac

President and Chief Executive Officer

June 25, 2018

22

ANNUAL MEETING OF LIVE VENTURES INCORPORATED

Date:	July 24, 2018
Time:	10:00 am PT
Place:	325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1 and 2.

1.	Election of Directors
		For	Withheld	Directors Recommend â
	01 Jon Isaac	☐	☐	For
	02 Tony Isaac	☐	☐	For
	03 Richard D. Butler, Jr.	☐	☐	For
	04 Dennis (De) Gao	☐	☐	For
	05 Tyler Sickmeyer	☐	☐	For

		For	Against	Abstain	Directors Recommend â
2.	Ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.	☐	☐	☐	For

3.	Transact such other business that may properly come before the meeting and any adjournments thereof.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please sign here	Please Date Above

Please sign here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Live Ventures Incorporated

to be held on Tuesday, July 24, 2018

for Holders as of Monday, June 18, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:

Go To www.proxypush.com/LIVE • Cast your vote online. • View Meeting Documents.	OR	866-390-5229 • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.

	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
OR	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Jon Isaac and Virland A. Johnson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Live Ventures Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

All votes must be received by 5:00 P.M., Eastern Time, JULY 23, 2018.

PROXY TABULATOR FOR
LIVE VENTURES INCORPORATED
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

24

Proxy — Live Ventures Incorporated

Annual Meeting of Stockholders

July 24, 2018, 10:00 a.m. Pacific Time

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Jon Isaac and Virland A. Johnson (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of capital stock of Live Ventures Incorporated, a Nevada corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Tuesday, July 24, 2018 at 10 a.m. (PT) and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

1.	Election of Directors;

2.	Ratify the appointment of SingerLewak LLP as the company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

3.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The five directors up for re-election are: Jon Isaac, Tony Isaac, Richard D. Butler, Jr., Dennis (De) Gao, and Tyler Sickmeyer.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box	☐